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                                                                  Exhibit  10.23

                               AMENDMENT NO. 1
                                    TO THE
                           STOCK PURCHASE AGREEMENT

          This AMENDMENT NO. 1 dated as of February 28, 2000 to the Stock Purchase Agreement, dated as of January 10, 2000, by and among McKesson HBOC, Inc., a Delaware corporation ("Seller"), Danone International Brands, Inc., a
                               ------
Delaware corporation ("Purchaser") and Groupe Danone, a societe anonyme
                       ---------
organized under the laws of the Republic of France as Guarantor (the "Guarantor") (the "Stock Purchase Agreement"). Certain capitalized terms used
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and not otherwise defined in this Amendment No. 1 have the meanings ascribed to them in the Stock Purchase Agreement.

                                   RECITALS

          WHEREAS, Seller, Purchaser and Guarantor entered into the Stock Purchase Agreement as of January 10, 2000; and

          WHEREAS, the parties hereto desire to amend the Stock Purchase Agreement as set forth below.

          NOW THEREFORE, the parties hereto hereby agree as follows:

      1.  The Stock Purchase Agreement is hereby amended by:

          (a) deleting the phrase "two Business Days following the satisfaction and/or waiver of all conditions to close set forth in Article VI" in Section 2.1 and replacing it with the phrase "on or about February 29, 2000, so long as all conditions to close set forth in Article VI shall have been satisfied or waived";

          (b) deleting the phrase "and signed" in the first sentence of the forepart of Article III:

          (c) deleting Section 3.16 in its entirety and replacing it with the following:

               "Section 3.16 Real Property. The Disclosure Schedule sets forth a
                             -------------
               complete list and the location of all owned Real Property (the "Owned Real Property"), except that Purchaser hereby acknowledges
                -------------------
               that the real property located adjacent to 2931 Faber Street (a.k.a. 30020 Ahern), Union City, California 94587 is owned by Seller. True and complete copies of all documents evidencing all

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               Encumbrances upon the Owned Real Property, except as otherwise agreed by the parties, have heretofore been furnished to Purchaser. To the Knowledge of Seller, there are no condemnation proceedings or eminent domain proceedings pending or threatened in writing against the Real Property.";

          (d) (i) deleting the first sentence of Section 5.10 in its entirety and replacing it with the following:

               "Purchaser shall use its commercially reasonable efforts, at Purchaser's expense, to have released and cancelled at the Closing each Seller Guarantee, except for the three Letters of Credit in the principal amounts of $277,431, $113,660 and $460,000 issued by Wachovia Bank, which Purchaser shall use its commercially reasonable efforts to have released and cancelled no later than 60 days after the Closing; provided, however, that to
                                                     --------  -------
               the extent that any Seller Guaranty cannot be so released and cancelled, Purchaser shall use its commercially reasonable efforts, at Purchaser's expense, to cause itself to be substituted for Seller and each of Seller's Affiliates directly affected thereby in respect of such Seller Guaranty (or if not possible, added as the primary obligor with respect thereto).";

               (ii) inserting immediately following the phrase "at the Closing" in Section 5.10(a) the following: "(or, with respect to such Letters of Credit issued by Wachovia Bank, within 60 days after the Closing)";

          (e) deleting Section 5.13(a)(2) in its entirety and replacing it with the following:

               "(2) neither the Company nor Purchaser or its Affiliates shall make any use of such Trademarks from and after the Closing, except as provided in Section 5.13(b).";

          (f) deleting the first sentence of Section 5.13(b) in its entirety and replacing it with the following:

               "As of the Closing, Seller grants to Purchaser, the Company and the Company Subsidiaries a non-exclusive, royalty-free,

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          fully paid license to use and authorize others to use the Trademarks employing Seller's name and any part or variation thereof used in the business of the Company or any Company Subsidiary for a term that will expire on December 31, 2000.";

               (g) deleting the phrase "and signed" from the definition of "Disclosure Schedule" in Section 9.1;

               (h) deleting the definition of "Seller Guaranty" in Section 9.1 in its entirety and replacing it with the following:

                    ""Seller Guaranty" shall mean the guaranty of the industrial revenue bonds issued by an agency of Waller County, Texas in the principal amount of $6,000,000 and three Letters of Credit in the principal amounts of $277,431, $113,660 and $460,000 issued by Wachovia Bank with McKesson Corporation as the applicant on behalf of Ephrata Diamond Spring Water Company, of which local government entities in Pennsylvania are the beneficiaries.";

               (i) adding the phrase "or any Affiliate" after the phrase "any direct or indirect wholly owned Subsidiary" to the first sentence of
     Section 10.13;

               (j) deleting the first sentence of Section 10.16 in its entirety and replacing it with the following:

                    "Guarantor hereby guarantees the performance by (i) the Purchaser (or any of its assignees pursuant to Section 10.13) of all of the Purchaser's obligations hereunder or
                    (ii) the Company of all the Company's obligations under the Transition Services Agreement.";

               2. This Amendment No. 1 may be executed manually or by facsimile and in two or more counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

               3. Except as expressly amended in this Amendment No. 1, the Stock Purchase Agreement remains in full force and effect and may not be otherwise amended except in accordance with its terms.

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          4.    This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.

          5. Seller hereby represents and warrants to Purchaser and the Guarantor, and each of Purchaser and the Guarantor hereby represent and warrant to Seller, (i) that it has full power and authority to execute and deliver this Amendment No. 1, (ii) the execution, delivery and performance by it of this Amendment No. 1 has been duly authorized by its Board of Directors, and no other corporate action on its part is necessary to authorize the execution and delivery by it of this Amendment No. 1, and
     (iii) this Amendment No. 1 has been duly executed and delivered and, assuming due and valid authorization, execution and delivery hereof by each of the other parties hereto, this Amendment No. 1 is a valid and binding obligation of it, enforceable against it in accordance with its terms.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
1 to be signed by their respective officers thereunto duly authorized as of the date first written above.

                         DANONE INTERNATIONAL BRANDS, INC.


                         By:  /s/
                              -------------------------------------
                              Name:
                              Title:


                         GROUPE DANONE, S.A.


                         By:  /s/
                              -------------------------------------
                              Name:
                              Title:


                         McKESSON HBOC, INC.


                         By:  /s/ Ivan D. Meyerson
                              -------------------------------------
                              Name: Ivan D. Meyerson
                              Title: Senior Vice President

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